UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2009

DUANE READE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-13843	05-0599589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 NINTH AVENUE NEW YORK, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 273-5700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information contained in Item 7.01 is incorporated into this Item 2.02 by reference thereto.

Item 7.01	Regulation FD Disclosure.

In connection with a proposed financing transaction, Duane Reade Holdings, Inc. (“we,” or the “Registrant”) provided the information set forth in this Item 7.01, including the information included in Exhibit 99.1 to this report, which is incorporated in this Item 7.01 by reference. This current report on Form 8-K shall not be deemed to be an offer to sell or a solicitation of offers to buy any security.

The information in this current report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Items 2.02 and 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, if such subsequent filing specifically references this current report on Form 8-K. Notwithstanding the foregoing, the information contained in and incorporated by reference in this Item 7.01 is hereby incorporated by reference in the Offer to Purchase and Solicitation of Consents (the “Offer to Purchase”) of the Registrant’s subsidiaries, Duane Reade Inc. and Duane Reade, dated as of July 8, 2009.

You should consider the matters discussed below in conjunction with “Cautionary Statement Regarding Forward-Looking Information,” the “Risk Factors” included in Exhibit 99.1 to this report, our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated audited financial statements and the notes related to those statements contained in our Annual Report on Form 10-K for the year ended December 27, 2008 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the unaudited consolidated interim financial statements and the notes related to those statements contained in our Quarterly Report on Form 10-Q for the thirteen weeks ended March 28, 2009.

Recent Operating Results for the Thirteen Weeks Ended June 27, 2009 (Preliminary and Unaudited)

Net sales for the thirteen weeks ended June 27, 2009 increased 6.1% to $479.1 million, from $451.4 million for the thirteen weeks ended June 28, 2008. Net retail store sales, which exclude pharmacy resale activity, increased 4.2% to $450.3 million for the thirteen weeks ended June 27, 2009 from $432.1 million for the thirteen weeks ended June 28, 2008. Total same-store sales increased by 1.7% during the thirteen weeks ended June 27, 2009, with a front-end same store sales increase of 0.2% and a pharmacy same-store sales increase of 3.6%.

We estimate that our Adjusted FIFO EBITDA for the thirteen weeks ended June 27, 2009 will be slightly positive compared to the thirteen weeks ended June 28, 2008.

At June 27, 2009, total debt, including capital leases but excluding the liability associated with our redeemable preferred stock, was $554.5 million. Availability under our asset-based revolving loan facility at quarter end was $67.5 million.

Our estimate of Adjusted FIFO EBITDA for the thirteen weeks ended June 27, 2009 is derived from our preliminary results of operations and is subject to completion of the quarterly review of our interim financial statements by our independent registered public accountants for this period. Actual results may differ from our estimate due to, among other factors, special charges or other closing adjustments.

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING INFORMATION

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. These forward-looking statements relate to future events or our future financial performance with respect to our financial condition, results of operations, business plans and strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products such as private label merchandise, plans and objectives of management, capital expenditures, growth and maturation of our stores and other matters. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “as adjusted,” “seek,” or “continue” or the negative of those terms or other comparable terminology. These statements are only predictions and such expectations may prove to be incorrect. Some of the things that could cause our actual results to differ substantially from our expectations are:

•	the ability to open and operate new stores on a profitable basis, the maturation of those stores and the ability to increase sales in existing stores;

•	the competitive environment in the drugstore industry in general and in the New York greater metropolitan area;

•	our significant indebtedness;

•

the continued efforts of health maintenance organizations, managed care organizations, pharmacy benefit management companies and other third party payers to reduce prescription reimbursement rates and pricing pressure from internet-based and mail-order-based providers;

•	the continued efforts of federal, state and municipal government agencies to reduce Medicaid reimbursement rates, modify Medicare benefits and/or reduce prescription drug costs and/or coverages;

•	the impact of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (P.L. 108-179), or the Medicare Modernization Act, and the Medicare Part D benefit created thereunder;

•

the impact of the initiative announced by the Office of the New York State Medicaid Inspector General to recover and recoup significant amounts of Medicaid payments that were allegedly improperly paid to New York State retail pharmacies;

•

changes in pharmacy prescription reimbursement rates attributable to modifications in the definition of indexed pricing terms such as “Average Wholesale Price” or “Average Manufacturer Price”, including the potential impact of the court-approved settlement in the First Data Bank litigation relating to the reporting of Average Wholesale Prices, scheduled to go into effect in September 2009, but currently on appeal;

•

the impact of the changing regulatory environment in which our pharmacy department operates, especially the proposed implementation of the federally approved change in the pricing formula for generic pharmaceuticals supplied to Medicaid beneficiaries based on the use of Average Manufacturer Price, which could negatively affect the profitability of filling Medicaid prescriptions;

•

the impact of aggressive enforcement by federal, state and local law enforcement agencies of federal and state laws dealing with past and future matters related to submission of false claims, fraud and abuse, pharmacist licensing and excluded provider lists;

•

the strength of the economy in general and the economic conditions in the New York greater metropolitan area including, in particular, employment and income-related factors, seasonal and weather-related factors, special events, changes in consumer purchasing power and/or spending patterns;

•	changes in the cost of goods and services;

•

trends in the healthcare industry, including the continued conversion of various prescription drugs to over-the-counter medications, negative publicity and the related sales declines for certain categories of drugs including, without limitation, certain pain medications and the increasing market share of internet-based and mail-order-based providers;

•	employment disputes and labor relations;

•	our ability to prevent fraud and limit inventory shrink;

•

changes in federal and state laws and regulations, including the potential impact of changes in regulations surrounding the importation of pharmaceuticals from foreign countries and changes in laws governing minimum wage requirements;

•	our ability to successfully execute our business plan;

•	the outcome of the arbitration proceeding that has been instituted against us by Anthony J. Cuti, a former Chairman, President and Chief Executive Officer;

•

the progress and outcome of the criminal indictments against former executives of ours by the United States District Attorney’s Office for the Southern District of New York and the civil securities fraud charges filed by the SEC;

•

liability and other claims asserted against us, including the items discussed in “Item 3. Legal Proceedings” of our Annual Report on Form 10-K for the fiscal year ended December 27, 2008 and in Note 12 to the Unaudited Consolidated Interim Financial Statements contained in our Quarterly Report on Form 10-Q for the thirteen weeks ended March 28, 2009;

•	changes in our operating strategy or development plans;

•	our ability to attract, hire and retain qualified personnel, including our ability to attract qualified pharmacists at acceptable wage rates;

•

interest rate fluctuations and changes in capital market conditions or other events affecting our ability to obtain necessary financing on favorable terms to operate and fund the anticipated growth of our business or to refinance our existing debt;

•	the continuation or further deterioration of current credit market conditions under which business credit is severely restricted;

•

the ability of our wholly-owned subsidiaries, Duane Reade Inc. and Duane Reade, to complete the transactions associated with the proposed financing transaction, including the equity investment by entities associated with Oak Hill Capital Partners L.P. and the transactions contemplated by the Offer to Purchase;

•

exposure to multiemployer pension plans as a result of current market conditions, including without limitation, possible increases in contributions and recorded expense related to our multiemployer pension funds if financial markets decline or asset values in the funds deteriorate, if other employers withdraw from these funds without providing for their share of the liability or should estimates prove to be incorrect;

•

the effects of the current economic recession on our customers and the markets we serve, particularly the difficulties in the financial services industry and the general economic downturn that began in the latter half of 2007 and which has significantly deteriorated during the fourth quarter of 2008 and the beginning of 2009;

•

the effects of increased energy, transportation or other costs, increased unemployment, decreases in housing prices, decreases in wages or other similar factors that may have a negative effect on the disposable income or spending patterns of our customers;

•

natural and man-made disasters and the continued impact of, or new occurrences of, terrorist attacks in the New York greater metropolitan area and any actions that may be taken by federal, state or municipal authorities in response to or in anticipation of such events and occurrences;

•	changes in levels of vendor rebates, allowances and related payment terms;

•	changes in timing of our acquisition of stores and prescription files and capital expenditure plans;

•	changes in real estate market conditions and our ability to continue to renew expiring leases or to secure suitable new store locations under acceptable lease terms;

•	our ability to successfully implement and manage new computer systems and technologies;

•	demographic changes; and

•	other risks and uncertainties detailed elsewhere in this report and from time to time in our filings with the SEC.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report. We do not, nor does any other person, assume responsibility for the accuracy and completeness of those statements. All of the forward-looking statements are qualified in their entirety by reference to the factors discussed in Exhibit 99.1 hereto. We caution you that the areas of risk described above may not be exhaustive. We operate in a continually changing business environment, and new risks emerge from time to time. Management cannot predict such new risks, nor can it assess the impact, if any, of such risks on our businesses or the extent to which any risk or combination of risks may cause actual results to differ materially from those projected in any forward-looking statements. In light of these risks, uncertainties and assumptions, you should keep in mind that any forward-looking statement made in this report might not occur.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1 – Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 15, 2009

DUANE READE HOLDINGS, INC.

By:	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 99.1	Risk Factors